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                                  Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-11815) of Innovasive Devices, Inc. of our report dated February 19, 1997 appearing on page 19 of this Form 10-K.


PRICE WATERHOUSE LLP


Boston, Massachusetts
March 26, 1997